SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant	(X)
Filed by a Party other than the Registrant	( )

Check the appropriate box:
(X)	Preliminary Proxy Statement
( )	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )	Definitive Proxy Statement
( )	Definitive Additional Materials
( )	Soliciting Material Pursuant to Rule 14a-12
Capstone Series Fund, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
(X)	No fee required.
( )	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies: N/A
2) Aggregate number of securities to which transaction applies: N/A
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
4) Proposed maximum aggregate value of transaction: N/A
5) Total fee paid: N/A
( )	Fee paid previously with preliminary materials.
( )

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:N/A
2) Form, Schedule or Registration Statement No.: N/A
3) Filing Party: N/A
4) Date Filed: N/A

PRELIMINARY PROXY STATEMENT
[FOR SEC USE ONLY]

CAPSTONE SERIES FUND, INC.
for its series, CAPSTONE GROWTH FUND

CAPSTONE CHRISTIAN VALUES FUND, INC.
for its series CHRISTIAN STEWARDSHIP LARGE CAP EQUITY INDEX FUND

CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND
for its series SHORT-TERM BOND FUND, BOND FUND, LARGE CAP EQUITY FUND, SMALL CAP EQUITY FUND, INTERNATIONAL FUND

5847 San Felipe, Suite 4100
Houston, Texas 77057

July 10, 2003

Dear Shareholder:

     An annual meeting of the shareholders of: Capstone Series Fund, Inc., for its sole series Capstone Growth Fund; Capstone Christian Values Fund, Inc., for its sole series, Christian Stewardship Large Cap Equity Index Fund; and Capstone Social Ethics and Religious Values Fund, for its series Short-Term Bond Fund, Bond Fund, Large Cap Equity Fund, Small Cap Equity Fund and International Fund (each, a "Fund") will be held on July 31, 2003 at the Funds' offices at 5847 San Felipe, Suite 4100, Houston, Texas 77057 at 10:00 a.m. Central Standard Time. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and an envelope, postage pre-paid, in which to return your executed proxy card are enclosed.

     At the meeting, shareholders of each Fund are being asked to elect directors or trustees for their Fund(s) and to ratify the selection of Briggs, Bunting and Dougherty, LLP as the Funds' independent auditors. The directors/trustees of each Fund recommend that you vote FOR the proposed nominees for each Fund and FOR ratification of the auditors.

     Shareholders of Capstone Growth Fund are additionally being asked to vote on (1) a revision of the Fund's fundamental investment restrictions to update them in accordance with current legal requirements, and (2) a change in the form of the Fund's Service and Distribution Plan that would have the effect of reducing related administrative costs while not materially changing the rate of fees payable pursuant to the Plan. The directors of Capstone Growth Fund recommend that you vote FOR each of these proposals.

     Detailed information concerning each of the proposals is contained in the enclosed Proxy Statement. We strongly urge you to participate in the meeting by reviewing the Proxy Statement and completing and returning the proxy card promptly in the enclosed postage-paid envelope. If you have questions regarding these materials please call 1-800-262-6631.

Sincerely,

Edward L. Jaroski

Chairman

CAPSTONE SERIES FUND, INC.
for its series, CAPSTONE GROWTH FUND

CAPSTONE CHRISTIAN VALUES FUND, INC.
for its series CHRISTIAN STEWARDSHIP LARGE CAP EQUITY INDEX FUND

CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND
for its series SHORT-TERM BOND FUND, BOND FUND, LARGE CAP EQUITY FUND, SMALL CAP EQUITY FUND, INTERNATIONAL FUND

5847 San Felipe, Suite 4100
Houston, Texas 77057

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
July 31, 2003

Notice is hereby given that an Annual Meeting of Shareholders ("Meeting") of: Capstone Series Fund, Inc., for its sole series, Capstone Growth Fund; Capstone Christian Values Fund, Inc., for its sole series, Capstone Christian Stewardship Large Cap Equity Index Fund; and Capstone Social Ethics and Religious Values Fund, for its series, Short-Term Bond Fund, Bond Fund, Large Cap Equity Fund, Small Cap Equity Fund and International Fund (each, a "Fund") will be held on July 31, 2003 at the Funds' offices at 5847 San Felipe, Suite 4100, Houston, Texas 77057 at 10:00 a.m. Central Standard Time for the following purposes, which are more fully described in the Proxy Statement:
Proposal 1
All Funds --to elect Directors/Trustees for the Funds;
Proposal 2
All Funds -- to ratify the selection of Briggs, Bunting & Dougherty, LLP as the Funds' independent auditors;
Proposal 3
Capstone Growth Fund -- to approve revisions to the Fund's investment restrictions;
Proposal 4
Capstone Growth Fund -- to approve a change in the Fund's Service and Distribution Plan from a reimbursement-type to a compensation-type plan; and
Other
To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof.

The Boards of Directors/Trustees of the Funds have fixed the close of business on June 24, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

By Order of the Boards of Directors/Trustees

July 10, 2003                                            Linda G. Giuffre, Secretary

PRELIMINARY PROXY STATEMENT
[FOR SEC USE ONLY]

CAPSTONE SERIES FUND, INC.
for its series, CAPSTONE GROWTH FUND

CAPSTONE CHRISTIAN VALUES FUND, INC.
for its series CHRISTIAN STEWARDSHIP LARGE CAP EQUITY INDEX FUND

CAPSTONE SOCIAL ETHICS AND RELIGIOUS VALUES FUND
for its series SHORT-TERM BOND FUND, BOND FUND, LARGE CAP EQUITY FUND, SMALL CAP EQUITY FUND, INTERNATIONAL FUND

5847 San Felipe, Suite 4100
Houston, Texas 77057

ANNUAL MEETING OF SHAREHOLDERS
July 31, 2003

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Boards of Directors/Trustees ("Boards") of: Capstone Series Fund, Inc. ("CSFI"), for its sole series, Capstone Growth Fund ("Growth Fund); Capstone Christian Values Fund, Inc. ("CCVF") for its sole series, Christian Stewardship Large Cap Equity Index Fund ("CCVF Large Cap Fund"); and Capstone Social Ethics and Religious Values Fund ("SERV") for its series, Short-Term Bond Fund, Bond Fund, Large Cap Equity Fund, Small Cap Equity Fund and International Fund. (Each such entity, including each series, a "Fund"), to be voted at an annual meeting of shareholders ("Meeting") to be held July 31, 2003 at 5487 San Felipe, Suite 4100, Houston, Texas 77057, at 10:00 Central Standard Time, for the following purposes, which are described in greater detail in this Proxy Statement.
Proposal		Fund(s) Affected
1.	To elect Directors/Trustees	All Funds
2.	To ratify the selection of Briggs, Bunting & Dougherty, LLP as the Funds' independent auditors	All Funds
3.	To approve a change in the Fund's fundamental policy on loans to permit the Fund to lend its portfolio securities	Capstone Growth Fund
4.	To approve a change in the Fund's Service and Distribution Plan from a reimbursement-type to a compensation-type plan	Capstone Growth Fund

The Boards have fixed the close of business on June 24, 2003, as the record date ("Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement of the Meeting on proposals affecting a Fund in which such a shareholder owned shares as of the Record Date. Shareholders of record as of the record date will be entitled to one vote for each share held, and to a fractional vote in proportion to each fractional share held. As of the Record Date, the following numbers of shares were outstanding for each Fund:

FUND NAME	SHARES OUTSTANDING AS OF June 24, 2003
CSFI Growth Fund	4,212,829
CCVF Large Cap Fund	424,297
SERV Short-Term Bond Fund	1,460,598
SERV Bond Fund	2,529,582
SERV Large Cap Equity Fund	3,274,164
SERV Small Cap Equity Fund	839,241
SERV International Fund	730,983

The approximate mailing date for this Proxy Statement is July 10, 2003, or as soon as practicable thereafter.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by properly executed proxies received prior to the Meeting, unless revoked prior to the Meeting, will be voted at the Meeting in accordance with instructions indicated thereon. If no instructions are given, properly executed proxies will be voted in favor of each applicable proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other business that may properly come before the Meeting or any adjournment or postponement thereof. A proxy may be revoked at any time prior to its exercise by (a) submitting a properly executed, subsequently dated proxy, (2) otherwise giving written notice of revocation to the Secretary of the applicable Fund(s), or (3) attending the Meeting and voting in person.

The presence in person or by proxy of holders of record of a majority of the outstanding shares of SERV shall constitute a quorum at the Meeting for transacting business. The presence in person or by proxy of holders of record of one-third of the outstanding shares of CCVF Large Cap Fund and of Growth Fund, respectively, shall constitute a quorum at the Meeting for transacting business. For purposes of determining the presence of a quorum at the Meeting, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for a Fund is not obtained by the date of the Meeting, holders of a majority of shares of that Fund entitled to vote at the Meeting and present in person or by proxy, or any officer of the Fund present and entitled to preside or act as Secretary of the Meeting may adjourn the Meeting as to such Fund and proposal.

Election of the nominees for Directors/Trustees (Proposal 1) will be by a plurality of the shares of each of SERV, CSFI and CCVF voted at the Meeting. Ratification of auditors (Proposal 2) as to each of: CSFI, on behalf of Growth Fund; CCVF, on behalf of Large Cap Fund; and SERV (as a whole, and not on a per series basis), respectively, requires the vote of a majority of shares of each of CSFI, CCVF and SERV present at the Meeting, provided a quorum is present. (A quorum for each of each of CSFI, CCVF and SERV is the presence at the Meeting, in person or by proxy, of one third of the entity's outstanding shares.) Approval of Proposal 3 (proposed change in Growth Fund's fundamental policy regarding loans) and approval of Proposal 4 (approval of change in Growth Fund's Service and Distribution Plan) each requires the vote of "a majority of the outstanding voting securities" of Growth Fund. The term "a majority of the outstanding voting securities," as used in this proxy statement, is defined by the Investment Company Act of 1940, as amended, ("1940 Act") as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Meeting, if the holders of more than 50 percent of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of the Fund's outstanding voting securities ("1940 Act Majority"). An abstention will be treated as present, but not as a vote cast with respect to, in favor of, or against, a proposal. Thus, abstentions will not affect Proposal 1. An abstention will have the effect of a negative vote for Proposals 2, 3 and 4. Proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote the particular shares on the proposal will be voted in favor of Proposal 1 but will have the effect of a vote against Proposals 2, 3 and 4.

The Boards know of no other business that will be presented to the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card(s) to vote in accordance with their discretion.

The most recent annual report for SERV for the fiscal year ended September 30, 2002 and the semi-annual report for the period ended March 31, 2003, respectively, have been mailed previously to shareholders. The most recent annual report for Growth Fund for the fiscal year ended October 31, 2002 and the semi-annual report for the period ended April 30, 2003, respectively, have been mailed previously to shareholders. The most recent semi-annual report and annual report for CCVF Large Cap Fund for the semi-annual period ended October 31, 2002 and the fiscal year ended April 30, 2003, respectively, have previously been mailed to shareholders. If you would like to receive additional copies of any of these reports for your Fund(s) free of charge, please contact the Funds at the address indicated on the front page of this Proxy Statement or call the Funds toll-free at 1-800-468-6337. Any such reports requested will be sent by first class mail within three business days of receipt of the request.

Proposal 1 -- ELECTION OF DIRECTORS/TRUSTEES

(all Funds)

Each of the current Directors/Trustees of the Funds has been nominated for re-election. Additionally, Leonard B. Melley, Jr., currently a Director of CCVF and a Trustee of SERV, is nominated for election as a Director of CSFI. Information concerning each nominee is presented in the following table. A nominee is considered to be "independent" with respect to a Fund if he is not an "interested person" of that Fund as defined in the 1940 Act. For purposes of this Proxy Statement, "Fund Complex" includes CSFI, CCVF and SERV. "Portfolios" include Growth Fund, CCFV Large Cap Fund and each series of SERV.
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee	Other Directorships/Trusteeships Held by Director/Trustee

Interested Director

Edward L. Jaroski* ** 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 56	Director, President & Chairman of the Board	CSFI Since 1989 SERV Since1998 CCVF Since 2000	President and Director of Capstone Asset Management; President and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc.; Director/Trustee of other Capstone Funds	7	None

Independent Directors

John R. Parker 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 57	Director/Trustee	CSFI Since 1991 SERV Since 1998 CCVF Since 2000	Self-employed Investor Consultant; Director/Trustee of other Capstone Funds	7	None

Bernard J. Vaughan 200 N. Wynnewood Avenue #A-112 Wynnewood, PA 19096 Age: 74	Director/Trustee	CSFI Since 1982 SERV Since 1998 CCVF Since 2000	Retired; Director/Trustee of other Capstone Funds	7	None

James F. Leary 15851 N. Dallas Parkway #500 Addison, TX 75001 Age: 73	Director/Trustee	CSFI Since 1991 SERV Since 1998 CCVF Since 2000	Financial Consultant; Managing Director of Benefit Capital Southwest; Director/Trustee of other Capstone Funds	7	Director-Prospect Street High Income Fund and Prospect Street Income Fund; Director-Associate Materials, Inc. (1988-2001); Director-Pacesetter Capital Group

Leonard B. Melley, Jr. ** 6216 Yadkin Road Fayetteville, NC 28303 Age: 43	Director/Trustee	SERV Since 2001 CCVF Since 2001	CEO/President of Freedom Stores, Inc.; Director/Trustee of other Capstone Funds.	6	None

Executive Officers

Dan E. Watson 5847 San Felipe, Suite 4100 Houston, TX 77057 Age 54	Executive Vice President	CSFI Since 1982 SERV Since 1998 CCVF Since 2000	Executive Vice President/CIO of Capstone Asset Management Company; Chairman of the Board and Director of Capstone Asset Planning Company and Capstone Financial Services, Inc.; Officer of other Capstone Funds	7	None

Donald R. McFadden 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 47	Sr. Vice President	CSFI Since 2002 SERV Since 1998 CCVF Since 2000	Sr. Vice President of Capstone Asset Management Company; Officer of other Capstone Funds	7	None
John M. Metzinger 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 39	Sr. Vice President	CSFI Since 2002 SERV Since 1998 CCVF Since 2000	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company; Officer of other Capstone Funds	7	None

Howard S. Potter 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 51	Sr. Vice President	CSFI Since 2002 SERV Since 1998 CCVF Since 2000	Managing Director/Portfolio Manager of Capstone Asset Management Company; Officer of other Capstone Funds	7	None

John R. Wolf 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 41	Sr. Vice President	CSFI Since 2002 SERV Since 1998 CCVF Since 2000	Sr. Vice President/Portfolio Manager of Capstone Asset Management Company; Officer of other Capstone Funds	7	None

Robert A. Karisch 5847 San Felipe, Suite 4100 Houston, TX 77057 Age: 37	Assistant Vice President	CSFI Since 2002 SERV Since 1998 CCVF Since 2000	Assistant Vice President, Sales of Capstone Asset Management Company; Officer of other Capstone Funds	7	None

Linda G. Giuffre 5847 San Felipe, Suite 4100 Houston, TX 77057 Age 41	Secretary/Treasurer	CSFI Since 1990 SERV Since 1998 CCVF Since 2000	Vice President, Compliance of Capstone Asset Management Company, Capstone Asset Planning and Capstone Financial Services, Inc.; Officer of other Capstone Funds	7	None

Terrence P. Smith 530 Fitzwatertown Road Willow Grove, PA 19090 Age: 56	Assistant Secretary	CSFI Since 2001 SERV Since 2002 CCVF Since 2001	Senior Vice President and Managing Director of InCap Group, Inc.; President of InCap Service Company; Officer of other Capstone Funds	7	None

David F. Ganley 630 Fitzwatertown Road Willow Grove, PA 19090 Age: 56	Assistant Secretary	CSFI Since 2002 SERV Since 2002 CCVF Since 2002	Managing Director of InCap Group, Inc.; Chief Administrative Officer of InCap Service Company; President and Treasurer of InCap Securities, Inc.; Officer of other Capstone Funds	7	None

*Mr. Jaroski is an "interested person" of CSFI, SERV & CCVF as defined in the Investment Company Act of 1940, because of his position with the Adviser and Distributor.

** These individuals are brothers-in-law.

Share Ownership

As of the Record Date, the Nominees, Directors, Trustees and officers of the Funds owned beneficially as a group less than 1% of the outstanding shares of Growth Fund, CCVF Large Cap Fund and of each series of SERV, respectively.

The following table sets forth the aggregate dollar range of equity securities owned beneficially by each nominee in each of the Capstone Funds as of June 23, 2003. The information on beneficial ownership was provided directly by each nominee.

Nominees	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by the Director/Trustee in Capstone Family of Funds
Interested Nominees
Edward L. Jaroski	(SERV Bond Fund) $10,001 - $50,000 (Growth Fund) over $100,000	over $100,000
Independent Nominees
Bernard J. Vaughan	(SERV International) $1 - $10,000 (SERV Small Cap) $1- $10,000 (Growth Fund) $50,001 - $100,000	$50,001 - $100,000
James F. Leary	(Growth Fund) $1 - $10,000	$1 - $10,000
Leonard B. Melley, Jr.	(Growth Fund) $50,001 - $100,000	$50,000 - $100,000
John R. Parker	(SERV International) $1 - $10,000 (SERV Small Cap) $1- $10,000	$1 - $10,000

Board Meetings and Committees

During the fiscal year ended September 30, 2002 SERV's Board, consisting of four independent Trustees and one interested Trustee, met six times. During the fiscal year ended October 31, 2002, the Board of CSFI, consisting of three independent Directors and one interested Director, met five times. During the fiscal year ended April 30, 2003, the Board of CCVF, consisting of four independent Directors and one interested Director, met five times. It is expected that each Board will hold at least four regularly scheduled meetings during each fiscal year.

Each Fund has the following four standing committees: Audit Committee, Compliance Committee, Valuation and Investment Review Committee, and Nominating/Corporate Governance Committee. Both the Audit Committee and the Nominating/Corporate Governance Committee consist entirely of independent Directors/Trustees.

Messrs. Leary, Parker, Melley and Vaughan, all of whom are independent Directors/Trustees, are members of the Audit Committees of SERV and CCVF. Messrs. Leary, Parker and Vaughan, all of whom are independent Directors, are members of the Audit Committee of CSFI. The principal functions of each Audit Committee are to pre-approve the appointment and compensation of the Funds' independent auditors; to pre-approve non-audit services provided to the Funds and certain non-audit services provided to Fund service providers by the independent auditors; to oversee the accounting and financial reporting policies, practices and internal controls of each Fund and certain of the Funds' service providers, to oversee the quality and objectivity of the Funds' financial statements and of the independent audit thereof, and to act as a liaison between the Funds' independent auditors and the full Boards. The SERV Audit Committee met five times during the fiscal year ended September 30, 2002. The CCVF Audit Committee met four times during the fiscal year ended April 30, 2003. The CSFI Audit Committee met four times during the fiscal year ended October 31, 2002.

The members of the Compliance Committees for SERV and CCVF are Messrs. Jaroski, Leary, Parker, Melley and Vaughan. The members of the CSFI Compliance Committee are Messrs. Jaroski, Leary, Parker and Vaughan. The Compliance Committee of each Fund oversees general regulatory and operations compliance matters affecting the Funds. The SERV Compliance Committee met five times during the fiscal year ended September 30, 2002. The CCVF Compliance Committee met four times during the fiscal year ended April 30, 2003. The CSFI Compliance Committee met four times during the fiscal year ended October 31, 2002.

Members of the SERV and CCVF Valuation and Investment Review Committees are Messrs. Jaroski, Leary, Parker, Melley and Vaughan. Valuation and Investment Review Committee members for CSFI are Messrs. Jaroski, Leary, Parker and Vaughan. The Valuation and Investment Review Committee of each Fund is responsible for dealing with securities valuation and other investment issues related to the Fund. The SERV Valuation and Investment Review Committee met five times during the fiscal year ended September 30, 2002. The CCVF Valuation and Investment Review Committee met four times during the fiscal year ended April 30, 2003. The CSFI Valuation and Investment Review Committee met four times during the fiscal year ended October 31, 2002.

The Nominating/Corporate Governance Committees of SERV and CCVF consist of Messrs. Leary, Parker, Melley and Vaughan. CSFI's Nominating/Corporate Governance Committee members are Messrs. Leary, Parker and Vaughan. These Committees are responsible for selecting nominees to act as independent Directors/Trustees of the Funds, for determining Director/Trustee compensation, and for generally overseeing matters related to the general operation of the Funds' Boards and Committees. The Nominating/Corporate Governance Committees will not consider nominees recommended by shareholders. The SERV Nominating/Corporate Governance Committee met six times during the fiscal year ended September 30, 2002. The CCVF Nominating/Corporate Governance Committee met four times during the fiscal year ended April 30, 2003. The CSFI Nominating/Corporate Governance Committee met five times during the fiscal year ended October 31, 2002.

Compensation of Directors

The Funds compensate independent Directors/Trustees for their service on the Boards and as members of various Board committees, as indicated in the following table. The Funds pay no compensation to their officers or to Mr. Jaroski, who is not an independent Director/Trustee. The table below provides compensation information as of the fiscal years ending September 30, 2002, April 30, 2003 and October 31, 2002 for SERV, CCVF and CSFI respectfully.

Name of Person, Position	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid to Director/ Trustees(3)

James F. Leary, Trustee(1)(2)	SERV $14,495 CCVF $437 CSFI $1,818	$0	$0	$18,000
John R. Parker, Trustee(1)(2)	SERV $14,495 CCVF $437 CSFI $1,818	$0	$0	$18,000
Bernard J. Vaughan, Trustee(1)(2)	SERV $16,201 CCVF $491 CSFI $2,031	$0	$0	$20,000
Leonard B. Melley, Trustee(1)	SERV $14,116 CCVF $490	$0	$0	$16,000

_______________
(1)	Trustee of Capstone Social Ethics and Religious Values Fund Inc. and Director of Capstone Christian Values Fund, Inc.
(2)	Director of Capstone Series Fund, Inc.
(3)	Compensation received by Independent Directors/Trustees is allocated among the Capstone complex of Mutual Funds on which the Director/Trustee serves based on net assets.

THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE PROPOSED DIRECTOR/TRUSTEE NOMINEES.

Proposal 2 -- RATIFICATION OF INDEPENDENT AUDITORS
(all Funds)

The Boards of Directors/Trustees, including all of the Funds' independent Directors/Trustees, have selected Briggs, Bunting & Dougherty, LLP ("BB&D") to act as the Funds' independent auditors to examine the financial statements for SERV, CSFI and CCVF for their fiscal years ending September 20, 2003, October 31, 2003 and April 30, 2004, respectively. Based on information provided by BB&D to the Boards, each Board has determined that BB&D is well qualified to serve as independent auditors to the Fund and that BB&D satisfies applicable standards regarding independence. The Boards are requesting that shareholders of each Fund ratify the selection of BB&D as independent auditors.

BB&D have served as independent auditors of SERV and CCVF since their respective inceptions, and of CSFI since November 21, 1997. Audit services provided by BB&D to the Funds during their most recent fiscal years included examination of the financial statements of each Fund, services related to Fund filings with the Securities and Exchange Commission, and consultation with respect to preparation of the Funds' tax returns.

The following table contains information on audit and other fees paid to BB&D by the Funds for their most recent two fiscal years.

Fund	Current Year		Prior Year
	Audit	Tax	Audit	Tax

Growth Fund (CSFI)	$23,000	$1,000	23,000	$1,000
Christian Values Fund (CCVF)	$8,000	$1,000	$19,000	$2,000
SERV	$44,000	$6,000	$49,000	$6,000
Other Fees Paid to BB&D	$29,800	$2,000	$29,500	$2,000

Representatives of BB&D are not expected to be present at the Meeting.

THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND, INCLUDING THE INDEPENDENT DIRECTORS/TRUSTEES OF EACH FUND, RECOMMEND THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF AUDITORS

Proposal 3 -- PROPOSED REVISED INVESTMENT RESTRICTIONS
(Growth Fund only)

Growth Fund's current investment restrictions were originally adopted to comply with requirements of both applicable federal and state law. Under a federal law enacted in 1996, state requirements are no longer applicable to federally registered investment companies such as Growth Fund. Therefore, the Board has determined that it is advisable to revise Growth Fund's fundamental investment restrictions to eliminate restrictions that are no longer required by applicable law. The restrictions that would be eliminated include those regarding: engaging in margin transactions or short sales; investment for control purposes; investing in unseasoned issuers; investing in companies in which officers and directors of the Fund or its investment adviser have a material interest; issuing warrants or options; pledging Fund assets; investing in oil, gas or mineral exploration programs, and investing in securities of other investment companies. The Fund's remaining current investment restrictions deal only with matters on which applicable federal law requires the Fund to have a "fundamental policy" -- i.e., a policy that can be changed only by vote of a 1940 Act Majority. It is proposed that each of these restrictions would be revised to provide the Fund with the maximum flexibility on these matters that is available under applicable law, from time to time. The proposed revisions are designed to minimize the necessity for the Fund to obtain shareholder approval in order to take advantage of changes in applicable law and regulatory policy or to employ new types of investment opportunities and investment practices that are consistent with the Fund's investment objectives and policies and with applicable law and regulatory policy. The Fund does not currently contemplate making material changes to its investment practices if this proposal is approved, although the Fund may consider entering into arrangements to earn additional income by lending its portfolio securities. The Fund's investment objective, to provide long-term capital appreciation, is also a fundamental policy of the Fund and will not change. The Fund's current investment restrictions are contained in Exhibit A to this proxy statement. The Fund's proposed investment restrictions, which would be fundamental policies of the Fund, are as follows:

  The Fund has elected to be classified as a diversified open-end series of [Capstone Series Fund, Inc.]
  The Fund may not:

1.

  Borrow money, except as permitted under, or to the extent not prohibited by, the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
3.

  Concentrate its investments in a particular industry, as those terms are used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;
5.

  Purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.	Purchase physical commodities or contracts relating to physical commodities;
7.

  Make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

  THE BOARD OF DIRECTORS OF GROWTH FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REVISIONS TO THE FUND'S INVESTMENT RESTRICTIONS

  Proposal 4 -- TO APPROVE A CHANGE IN THE FORM OF THE FUND'S SERVICE AND DISTRIBUTION PLAN
  (Growth Fund only)

Growth Fund's Board of Directors has determined that it is advisable to convert the form of the Fund's Service and Distribution Plan ("Plan") to a "compensation-type" plan. The Plan is currently formulated as a "reimbursement-type" plan. The Board has determined that this change is unlikely to affect materially the amount of fees paid by the Fund pursuant to the Plan, but it will simplify the Plan's administration and coordinate it with the form of service and distribution plan used by the other Funds in the Capstone Group. The Plan provides for the Fund to pay up to an annual rate of 0.25% of its average daily net assets to reimburse the Distributor for certain distribution-related expenses. As can be seen from the table below, the Distributor has been incurring covered expenses in excess of those reimbursed pursuant to the Plan for at least the past five years, so the Fund has been paying the maximum fee per year. Fund management believes this will continue to be the case. Thus, there is little likelihood that the amount paid by the Fund under the proposed amended Plan, under which the Distributor would be compensated at an annual rate of 0.25% of the Fund's average daily net assets, would result in any material change in the rate of payments by the Fund.

Plan Fees Paid/Distribution-Related Expenses Incurred
1998-2002 Calendar Years
	2002	2001	2000	1999	1998
Fees Paid under the Plan	$132,154	$169,354	$214,779	$209,955	$181,667
Reimbursable Expenses Incurred	$338,776	$271,488	$324, 204	$396,540	$209,441

Current Service and Distribution Plan

The Fund's current Services and Distribution Plan ("Current Plan"), which is attached as Exhibit B to this Proxy Statement, was originally adopted on March 1, 1992 and was last amended May 3, 1993. The following summary description is qualified in its entirety by reference to Exhibit B. The Current Plan provides that the Fund will reimburse Capstone Asset Planning Company ("CAPCO"), the Fund's distributor, for costs and expenses incurred in connection with the distribution and marketing of Fund shares and servicing of Fund shareholders. Such costs and expenses may include printing and advertising expenses, compensation to CAPCO's employees or agents engaged in Fund distribution activities, printing and distributing Fund prospectuses to prospective investors and payments to broker-dealers for services to Fund shareholders, as well as other distribution and service expenses and costs. The fees payable under the Current Plan may not exceed an annual rate of 0.25% of the Fund's average daily net assets. These payments may include payments to service organizations, which may include CAPCO. Payments to a service organization must be pursuant to a written agreement and may not exceed an annual rate of 0.25% of the average net asset value of the Fund shares owned by shareholders for whom the particular service organization is providing services and may not aggregate to more than an annual rate of 0.25% of the Fund's average daily net assets. Expenses payable under the Current Plan may be carried forward for reimbursement for up to twelve months beyond the date the expense was incurred. The Fund incurs no interest or carrying charges for expenses carried forward. Payments under the Current Plan may not exceed 0.25% of average daily net assets in any month. After its initial approval, the Current Plan continues in effect from year to year, unless earlier terminated, provided such continuance is approved by a majority of the Fund's Board and by a majority of the Fund's Directors who are not "interested persons," as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Current Plan or in any agreements entered into in connection with the Current Plan ("Plan Directors"). Continuation of the Current Plan was last approved by the Board and by Plan Directors at a meeting held February 28, 2003. The Current Plan may be amended at any time with approval of majorities of the Fund's Board and Plan Directors, respectively. Amendments that would materially increase Current Plan costs to the Fund require shareholder approval. The Current Plan may be terminated at any time, without penalty, by a majority of the Plan Directors or by vote of a 1940 Act Majority. Upon termination, the Fund shall have no liability for expenses that were not reimbursed as of the date of termination. While the Current Plan is in effect, the Board reviews reports quarterly regarding expenditures under the Current Plan, and of the purposes of those expenditures. The Current Plan could be made applicable to additional series of CSFI, subject to compliance with applicable legal approval requirements.

The total fees paid by the Fund under the Current Plan during its fiscal year ended October 31, 2002, were $139,432 or 0.25% of the Fund's average net assets for that year. Of that amount, $133,060 or approximately 95% of total payments under the Current Plan were retained by CAPCO.

The Proposed Amended Service and Distribution Plan

The proposed Amended Service and Distribution Plan ("Amended Plan") is attached as Exhibit C. The following description is qualified in its entirety by reference to Exhibit C. The Amended Plan would compensate CAPCO for services provided and expenses incurred in connection with the distribution and marketing of shares of the Fund and for the servicing of shareholders. Covered expenses are generally comparable to those under the Current Plan. Such compensation to CAPCO would be at an annual rate of 0.25% of the Fund's average daily net assets and could include service fee payments to service organizations pursuant to a written agreement and subject to applicable legal limits and other requirements. Applicable rules currently limit service fees to 0.25% of the Fund's average net assets per year and a service organization can receive no more than an amount totaling 0.25% of the average net asset value of shares sold by that organization. As with the Current Plan, the Amended Plan, if approved by shareholders, would continue in effect from year to year if such continuation is approved at least annually by majorities of the Board and of the Plan Directors. The Amended Plan could also be made applicable to additional series of CSFI, subject to applicable legal approval requirements. The amendment, termination and reporting provisions of the Amended Plan are generally comparable to those of the Current Plan.

Comparison of the Current Plan and the Amended Plan

As indicated by the table above, experience with the Current Plan indicates that CAPCO regularly incurs distribution and service expenses in excess of those for which it is reimbursed under the Current Plan. Thus, the Fund each year pays fees up to the limit provided by the Current Plan -- i.e., 0.25% annually of the Fund average daily net assets. However, CAPCO has greater recordkeeping responsibilities under the "reimbursement-type" form of the Current Plan. If the Amended Plan is adopted, the Board expects that expenses and costs chargeable to the Fund under the Amended Plan will continue to exceed the amounts payable under the Plan, but the reporting burden on CAPCO will be simplified. The Board therefore expects that there will be no material change in the amount payable by the Fund if the Amended Plan is approved by shareholders. The Board also believes it is desirable for the Fund's service and distribution plan to be in a form that is similar to the service and distribution plans for the other Capstone Funds. Thus, the Board and all the Plan Directors have approved the Amended Plan, subject to approval by vote of a 1940 Act Majority.

THE BOARD OF DIRECTORS OF THE GROWTH FUND RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDED PLAN

OTHER INFORMATION

Investment Adviser, Principal Underwriter and Administrator

Capstone Asset Management Company, 5847 San Felipe, Suite 4100, Houston, Texas 77057, acts as the Funds' investment adviser and administrator. CAPCO, of the same address, is the Funds' principal underwriter.

Certain Beneficial Owners of Fund Shares

A list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of CCVF Large Cap Fund and of each series of SERV as of June 24, 2003 is provided below. No one shareholder owns 5% or more of the Growth Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
CCVF Large Cap (Individual Class)	National Investors Service Corp for the Benefit of Our Customers 55 Wate Street, 32nd Floor New York, NY 10041	31,527.133	69.6%
Large Cap (Institutional Class)	Assemblies of God Foundation 1661 North Boonville Ave Suite D Springfield, MO. 65803	121,825.385	32.1%
	Assemblies of God Foundation 1661 North Boonville Ave Suite D Springfield, MO. 65803	97,240.870	25.7%
	General Council of the Assemblies of God 1661 North Boonville Ave Suite D Springfield, MO. 65803	81,216.923	21.4%
	SCOTTRADE INC FBO 19036104 PO BOX 31759 St Louis, MO. 63131-0759	29,850.746	7.9%
	Saxon & Co FBO 21-80-001-3940281 PO BOX 7780-1888 Philadelphia, PA. 19182	27,738.237	7.3%

SERV
Short Term Bond (Class A)	John W & Jane B. Perkinson 1806 Gleneagles Lane Wilmington, NC. 28405	3,906.215	22.0%
	National Investors Service Corp	3,455.819	19.5%
	Alton L. Richards IRA 9333 Whaleys Lake Lane Johesboro, GA. 30238-4889	2,866.468	16.1%
	Gulf State Conference of SDA Endowment 6450 Atlanta Highway PO BOX 24029 Montgomery, AL. 36124-0249	2,269.485	12.8%
	Charles H Chase IRA 13 Orchard Drive Corning, NY 14830-3733	1,639.321	9.2%
Short Term Bond (Class C)	General Conference of SDA 8100 SW 117th Avenue Miami, FL 33183-4827	294,482.903	15.8%
	General Conference of SDA Miami, FL.	261,952.056	14.0%
	General Conference of SDA 12501 Old Columbia Pike Silver Spring, MD. 20904	247,124.583	13.2%
	Adventist Health 2100 Douglas Blvd Roseville, CA. 95661	146,448.595	7.9%
Bond Fund (Class A)	VALIC Trust Company FBO Adventist Retirement Plan 2929 Allen Parkway L3-00 Houston, TX. 77019	1,310,299.251	74.4%
	MAC & CO Mutual Fund Ops PO Box 3198 Pittsburgh, PA. 15230-3198	314,778.880	17.9%
Bond Fund (Class C)	General Conference of SDA Silver Spring, MD.	257,388.543	33.5%
Large Cap Equity Fund (Class A)	VALIC Trust Company	1,812,947.800	92.0%
	MAC & CO	124,138.227	6.3%
Large Cap Equity Fund (Class C)	Adventist Health System Shawnee Operating Acct 111 North Orlando Ave Winter Park, FL. 32789	166,582.796	12.8%
	Pacific Union College 1 Angwin Avenue Angwin, CA. 94508-9650	145,363.486	11.1%
	Adventist Health System Shawnee Depreciation Acct Winter Park, FL.	143,665.974	11.0%
	NAD General Conf of SDA 12501 Old Columbia Pike Silver Spring, MD. 20904-6600	128,597.599	9.9%
	Reading Institute for Better Living Inc 11 Tranquility Lane Reading , Pa. 19607	111,091.514	8.5%
	Pacific Press Publishing Assoc 1350 N Kings Road PO BOX 5353 Nampa, ID. 83653	85,849.991	6.6%
	Castle Medical Center 640 Ulukahiki Street Kailua, HI 96734	74,195.474	5.7%
	Southern NE Conf of SDA Secondary Education Trust Fund 34 Sawyer Street PO BOX 1169 So. Lancaster, MA. 01561	66,631.501	5.1%
Small Cap Equity Fund (Class A)	VALIC Trust Company	428,589.982	79.2%
	MAC & CO	91,145.042	16.9%
Small Cap Equity Fund (Class C)	Adventist Health System	49,491.776	16.6%
	Firnbank & CO FBO 1051335500 1620 Dodge St Omaha, NE 68102	47,800.454	16.0%
	Adventist Health System	44,264.137	14.8%
	Pacific Press Publishing Assoc	34,946.453	11.7%
	Capstone Financial Services 401(k)	26,577.969	8.9%
	Southern NE Conf of SDA	16,667.142	5.6%
International Fund (Class A)	VALIC Trust Company	429,711.407	94.1%
International Fund (Class C)	Firnbank & CO	103,643.173	16.7%
	NAD General Conf of SDA	40,422.166	6.5%
	Wexford Clearing Services Huntrise Global Partners LTD 48 Par-La-Ville Road Hamilton HM11 Bermuda	34,884.940	5.6%
	Banc of America Securities 799-00033-16 200 North College ST 3rd Floor Charlotte, NC. 28255	34,332.829	5.5%
	Wexford Clearing Services Peconic Offshore Fund Corp. No 2 Montague Sterling Centre East Bay Street The Bahamas	33,012.324	5.3%

OTHER BUSINESS

The Boards know of no other business to be presented to the Meeting. If, however, other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SUBMISSION OF SHAREHOLDER PROPOSALS

None of the Funds holds regular annual meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders of a Fund must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement for that meeting. Shareholders of a Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders of that Fund should send their written proposals to the Secretary of the Funds, 5847 San Felipe, Suite 4100, Houston, Texas 77057.

Exhibit A

Current Investment Restrictions of Growth Fund
1.	Engage in margin transactions or short sales, except that the Fund may engage in margin transactions with respect to transactions in stock index futures contracts and options on stock index futures.
2.	Invest more than 5% of the value of its total assets (at time of investment) in the securities of any one issuer except the United States Government and its instrumentalities.
3.	Invest in companies for the purpose of exercising control of management.
4.

Borrow any amount in excess of 5% of the value of its total assets less all liabilities not represented by senior securities at the time the loan is made, or amounts in excess of 10% of the gross assets of the Fund taken at cost, whichever is less, and provided further that any such borrowings shall be undertaken only as a temporary measure for extraordinary or emergency purposes. Normally the Fund will borrow only to permit timely payment for shares liquidated by stockholders for which it does not have ready funds to make payment. While authorized to borrow, the Fund has never done so as had no plans to do so.

5.

Invest in securities of companies having a record of less than three years continuous operation, if such purchase at the time would cause more than 5% of the total assets to be invested in the securities of such company or companies.

6.

Purchase or retain securities of a company, if those officers or directors of the Fund or the Adviser who individually own beneficially more than 1/2 of 1% of the shares or securities of such company together own beneficially more than 5% of the shares or securities of such company.

7.

Invest in commodities or commodity contracts except that the Fund may enter into stock index futures contracts and options on stock index futures contracts to the extent that, (a) immediately thereafter, the sum of its initial margin deposits on such open contracts and premiums paid for options on such futures contracts does not exceed 5% of the market value of the Fund's total assets and (b) its outstanding obligations under such contracts and options does not exceed 20% of the Fund's total assets.

8.	Invest in real estate, or other interests in real estate which are not readily marketable.
9.

Underwrite securities issued by others, or invest in any securities it could not freely sell to the public without registration under the Securities Act of 1933, as amended, except that the Fund may invest up to 10% of its assets in securities which have not been registered under the Securities Act of 1933, as amended.

10.

Purchase the securities of any one issuer if such purchase would cause more that 10% of any class of outstanding securities, including outstanding voting securities, of such issuer to be held by the Fund.

Lend any part of its assets apart from the purchase of portions of issues of publicly distributed bonds, debentures, notes and other evidences of indebtedness and privately distributed debt obligations of public owned companies.

11.	Issue warrants or options for the acquisition of Fund shares.
12.

Pledge or otherwise encumber any of its assets to an extent greater than 15% of the gross assets of the Fund taken at cost. (In order to comply with Illinois law, management as decided to follow a more restrictive policy for the present time. Accordingly, the Fund will not, as a matter of operating policy, pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of the offering price of the Fund's shares, except as permitted in transactions in options and futures.)

13.	Invest 25% or more of the value of its total assets in a particular industry.
14.	The Fund will not invest in oil, gas or other mineral exploration or development programs (although the Fund is not prohibited from investing in issuers that own or invest in such investors).
15.

Invest in securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition, or reorganization, and (b) the Fund may invest up to 10% of its total assets in shares of other investment companies.

Exhibit B

Form of Current Service and Distribution Plan for Growth Fund

CAPSTONE SERIES FUND, INC.
(formerly, Capstone U.S. Trend Fund, Inc.)

P.O. Box 3167
Houston, Texas 77253-3167

SERVICE AND DISTRIBUTION PLAN
(as amended May 3, 1993)

     Introduction: It has been determined that Capstone Series Fund, Inc. (the "Fund") will pay for certain costs and expenses incurred in connection with the distribution of its shares and servicing of its shareholders and adopt the Service and Distribution Plan (the "Plan") set forth herein pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act").

The Board of Directors, in considering whether the Fund should implement the Plan, has requested and evaluated such information as it deemed necessary to make an informed determination as to whether the Plan should be implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes.

     In voting to approve the implementation of the Plan, the Directors have concluded, in the exercise of their reasonable business judgment and in light of their respective fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its existing and future shareholders.

     The Plan: The material aspects of the Financing by the Fund of distribution expenses to be incurred in connection with securities of which it is the issuer are as follows:

     1.     The Fund will reimburse Capstone Asset Planning Company ("CAPCO") for costs and expenses incurred in connection with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Such distribution and servicing costs and expenses may include (1) printing and advertising expenses; (2) payments to employees or agents of CAPCO who engage in or support distribution of the Fund's shares, including salary, commissions, travel and related expenses; (3) the costs of preparing, printing and distributing prospectuses and reports to prospective investors; (4) expenses of organizing and conducting sales seminars; (5) expenses related to selling and servicing efforts, including processing new account applications, transmitting customer transaction information to the Fund's transfer agent and answering questions of shareholders; (6) payments of fees to one or more broker-dealers (which may include CAPCO itself), financial institutions or other industry professionals, such as investment advisers, accountants and estate planning firms (severally, a "Service Organization''), in respect of the average daily value of the Fund's shares owned by shareholders for whom the Service Organization is the dealer of record or holder of record, or owned by shareholders with whom the Service Organization has a servicing relationship; (7) costs and expenses incurred in implementing and operating the Plan; and (8) such other similar services as the Fund's Board of Directors determines to be reasonably calculated to result in the sale of Fund shares.

     Subject to the limitations of applicable law and regulation, including rules of the National Association of Securities Dealers ("NASD"), CAPCO will be reimbursed monthly for such costs, expenses or payments at an annual rate of up to but not more than 0.35% of the average daily net assets of the Fund. Any expense payable hereunder may be carried forward for reimbursement for up to twelve months beyond the date on which it is incurred, subject always to the limit that not more than 0.35% of the Fund's average daily net assets may be used in any month to pay expenses pursuant to the Plan. The Fund shall incur no interest or carrying charges for expenses carried forward. In the event the Plan is terminated as herein provided, the Fund shall have no liability for expenses that were not reimbursed as of the date of termination.

     2.     Subject to the limits herein and the requirements of applicable law and regulations, including rules of the NASD, CAPCO may designate as "Service Fees", as that term is defined by applicable rules and regulatory interpretations applicable to payments under a plan such as the Plan, some or all of any payments made to Service Organizations (including CAPCO itself) for services that may be covered by "Service Fees," as so defined. Such fees will be computed daily and paid quarterly by CAPCO at an annual rate not exceeding 0.25% of the average net asset value of the Fund's shares owned by shareholders for whom the Service Organizations are the dealers of record or holders of record, or owned by shareholders with whom the Service Organizations have servicing relationships.

     The payment to a Service Organization is subject to compliance by the Service Organization with the terms of a Selling Group Agreement between the Service Organization and CAPCO (the "Agreement"), a form of which is attached hereto as Exhibit A.1 If a shareholder of the Fund ceases to be a client of a Service Organization that has entered into an Agreement with CAPCO, but continues to hold shares of the Fund, CAPCO will be entitled to receive a similar payment in respect of the servicing provided to such investors. For the purposes of determining the fees payable under the Plan, the average daily net asset value of the Fund's shares shall be computed in the same manner specified in the Fund's Articles of Incorporation and current prospectus for the computation of the value of the Fund's net asset value per share.

-----------------------
1  Not included.

     3.     The Board of Directors shall be provided, at least quarterly, with a written report of all amounts expended pursuant to the Plan. The report shall state the purposes for which the amounts were expended.

     4.     The Plan will become effective immediately upon approval by (a) a majority of the outstanding voting securities of the Fund, and (b) a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Plan Directors"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan. If additional series are added to the Fund, the Plan will become effective as to each such series upon approval by (a) a majority of the outstanding voting securities of such series, and (b) a majority of the Board of Directors, including a majority of the Plan Directors, pursuant to a vote cast in person at a meeting called for such purpose.

     5.     The Plan shall continue for a period of one year from its effective date, unless earlier terminated in accordance with its terms, and thereafter shall continue automatically for successive annual periods, provided such continuance is approved by a majority of the Board of Directors, including a majority of the Plan Directors, pursuant to a vote cast in person at a meeting called for the purpose of voting on the continuance of the Plan.

     6.     The Plan may be amended at any time by the Board of Directors provided that (a) any amendment to increase materially the costs which the Fund or a series may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the respective series or the Fund and (b) any material amendments of the terms of the Plan shall become effective only upon approval as provided in paragraph 4(b) hereof.

     7.     The Plan is terminable without penalty at any time with respect to any series or the Fund by (a) vote of a majority of the Plan Directors, or (b) vote of a majority of the outstanding voting securities of the respective series or the Fund.

     8.     Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any agreement entered into in connection with the Plan shall provide to the Board of Directors, and the Board of Directors shall review, at lest quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

     9.     While the Plan is in effect, the selection and nomination of Directors who are not "interested persons" (as defined in the Act) of the Fund shall be committed to the discretion of the Directors who are not "interested persons".

     10.     The Fund shall preserve copies of the Plan, any agreement in connection with the Plan, and any report made pursuant to paragraph 8 hereof, for a period of not less than six years from the date of the Plan, such agreement or report, the first two years in an easily accessible place.

CAPSTONE SERIES FUND, INC.
(formerly, Capstone U.S. Trend Fund, Inc.)
Date: May 3, 1993	By:_________________ Dan E. Watson President

Attest:

_______________________
Sherry M. Cowperthwaite
Secretary

Exhibit C

Form of Proposed Amended Service and Distribution Plan for Growth Fund

CAPSTONE SERIES FUND, INC.

SERVICE AND DISTRIBUTION PLAN

     Introduction: It has been determined that series and classes indicated on Schedule A hereto (each a "Fund" and "Class," respectively), which are series and classes of Capstone Series Fund, Inc. ("CSFI"), will pay specified amounts to Capstone Asset Planning Company ("Distributor") as compensation for providing certain distribution-related and shareholder-servicing services with respect to shares and shareholders of such Fund and Class. The Board of Directors of CSFI therefore adopts the Service and Distribution Plan (the "Plan") for the Funds and Classes, as set forth herein, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act").

     The Board of Directors, in considering whether the Funds should implement the Plan, has requested and evaluated such information as it deemed necessary to make an informed determination as to whether the Plan should be implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Funds and Classes for such purposes.

     In voting to approve the implementation of the Plan, the Directors have concluded, in the exercise of their reasonable business judgment and in light of their respective fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Funds, Classes and their shareholders.

     The Plan: The material aspects of the financing by the Funds and Classes of distribution and shareholder servicing activities to be performed for the Funds and are as follows:

1.     Each Fund or Class, as applicable, will compensate Capstone Asset Planning Company ("Distributor") for services provided and expenses incurred in connection with the distribution and marketing of shares of the particular Fund or Class and for the servicing shareholders of that Fund or Class. Such distribution, marketing and shareholder servicing activities to be provided by the Distributor may include (1) printing and advertising expenses; (2) payments to employees or agents of the Distributor who engage in or support distribution of the Funds' shares, including salary, commissions, travel and related expenses; (3) the costs of preparing, printing and distributing prospectuses and reports to prospective investors; (4) expenses of organizing and conducting sales seminars; (5) expenses related to selling and servicing efforts, including processing new account applications, transmitting customer transaction information to the Funds' transfer agent and answering questions of shareholders; (6) payments of fees to one or more broker-dealers (which may include the Distributor itself), financial institutions or other industry professionals, such as investment advisers, accountants and estate planning firms (severally, a "Service Organization"), in respect of the average daily value of shares of a Fund or Class owned by shareholders for whom the Service Organization is the dealer of record or holder of record, or owned by shareholders with whom the Service Organization has a servicing relationship; (7) costs and expenses incurred in implementing and operating the Plan; and (8) such other similar services as the Funds' Board of Directors determines to be reasonably calculated to result in the sale of the shares of the Funds and Classes.

     Subject to the limitations of applicable law and regulation, including rules of the National Association of Securities Dealers ("NASD"), the Distributor will be compensated monthly for such services at the annual rate indicated in Schedule A based on the average daily net assets of the Funds or Classes.

     2.     Out of the amounts provided in Schedule A, the Distributor may periodically pay to one or more Service Organizations (which may include the Distributor itself) a fee in respect of the shares of a Fund or Class owned by shareholders for whom the Service Organizations are the dealers of record or holders of record, or owned by shareholders with whom the Service Organizations have servicing relationships. Such fees will be computed daily and paid quarterly by the Distributor at such annual rates as may be determined from time to time by the Board of Directors, consistent with applicable law, regulation and regulatory interpretation, and disclosed in the Funds' prospectus, such rates to be based on the average daily net asset value of the shares of the Funds or Classes owned by shareholders for whom the Service Organizations are the dealers of record or holders of record, or owned by shareholders with whom the Service Organizations have servicing relationships, provided however, that the Distributor will not pay to a particular Service Organization any such quarterly amount that is less than $25. Subject to the limits herein and the requirements of applicable law and regulations, including rules of the NASD, the distributor may designate as "Service Fees," as that term is defined by applicable rules and regulatory interpretations applicable to payments under a plan such as the Plan, some or all of any payments made to Service Organizations (including the Distributor itself) for services that may be covered by "Service Fees," as so defined.

     The payment to a Service Organization is subject to compliance by the Service Organization with the terms of a written agreement between the Service Organization and the Distributor (the "Agreement"), in such form(s) as may be approved by the Directors from time to time. If a shareholder of a Fund or Class ceases to be a client of a Service Organization that has entered into an agreement with the Distributor, but continues to hold shares of the Fund or Class, the Distributor will be entitled to receive a similar payment in respect of the servicing provided to such shareholder. For the purposes of determining the fees payable under the Plan, the average daily net asset value of the shares of a Fund or Class, as applicable, shall be computed in the manner specified in CSFI's registration statement, as then effective with the Securities and Exchange Commission, for the computation of the net asset value of the Fund or Class.

     3.     The Plan will become effective immediately upon approval, with respect to each Fund and Class, by (a) a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Act) of CSFI and who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Plan Directors"), pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan. Additional series or classes of shares may be added to the Plan effective as to each such series and class upon approval by (a) a majority of the outstanding voting securities of such series or class, as applicable, if shares of the series or class have been sold to persons who are not "affiliated persons" (as defined in the Act) of CSFI, promoters of CSFI, or affiliated persons of either of the foregoing, and (b) majorities of both the Board of Directors and the Plan Directors, pursuant to votes cast in person at a meeting called for such purpose. Each such series or class added to the Plan shall become a "Fund" or "Class" hereunder.

     4.     The Plan shall continue for a period of one year from its effective date, unless earlier terminated in accordance with its terms, and thereafter shall continue automatically for successive annual periods, provided such continuance is approved by a majority of the Board of Directors, including a majority of the Plan Directors pursuant to a vote cast in person at a meeting called for the purpose of voting on the continuance of the Plan.

     5.     The Plan may be amended at any time by the Board of Directors provided that (a) any amendment to increase materially the amounts which a Fund or Class may pay for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the respective Fund or Class, as applicable and (b) any material amendments of the terms of the Plan shall become effective only upon approval by vote of a majority of the Directors and by vote of a majority of the Plan Directors, cast in person at a meeting called for the purpose of voting on such amendment.

     6.     The Plan is terminable without penalty at any time with respect to any Fund or Class by (a) vote of a majority of the Plan Directors, or (b) vote of a majority of the outstanding voting securities of the respective Fund or Class, as applicable.

     7.     Any person authorized to direct the disposition of monies paid or payable by a Fund or Class pursuant to the Plan or any agreement entered into in connection with the Plan shall provide to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

     8.     While the Plan is in effect, the selection and nomination of Directors who are not "interested persons" (as defined in the Act) of CSFI shall be committed to the discretion of the Directors who are not "interested persons".

     9.     CSFI shall preserve copies of the Plan, any agreement into connection with the Plan, and any report made pursuant to paragraph 7 hereof, for a period of not less than six years from the date of the Plan, such agreement or report, the first two years in an easily accessible place.

CAPSTONE SERIES FUND, INC.
Date:_____________________	By:___________________ President
Attest:
_________________________ Secretary

SERVICE AND DISTRIBUTION PLAN
CAPSTONE SERIES FUND, INC.
SCHEDULE A

The amounts payable to the Distributor pursuant the Service and Distribution Plan are as indicated below for the listed Funds and Classes. The Distributor shall be paid monthly at the following annual rates to be applied to the average daily net asset value of the respective Fund or Class:

Name of Fund	Class of Shares	Annual Fee Rate
Capstone Growth Fund	one class	0.25%

Form of Proxy - Growth Fund

[FRONT OF PROXY CARD]

CAPSTONE SERIES FUND, INC.
(for its series, Capstone Growth Fund)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JULY 31, 2003
THIS PROXY IS SOLICITED ON BEHALF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Edward Jaroski and Linda Giuffre or any one of them, proxies, with full power of substitution, to vote all shares of the Capstone Growth Fund (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 5847 San Felipe, Suite 4100, Houston, Texas 77057 on July 31, 2003 at 10:00 a.m., Central Standard Time, and at any adjournment thereof.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

(over)
-----------------------------------------------------------------------------------------------------------------------------------------------------------------

Please indicate your vote by an "x" in the appropriate box below.                                                               [BACK OF PROXY CARD]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.To elect Directors for the Fund. A vote for election of the following Nominees
(1) Edward L. Jaroski (2) James F. Leary (3) Bernard J. Vaughan (4) John R. Parker (5) Leonard B. Melley
For All Nominees X Withhold All Nominees X Withhold Authority to Vote for any Individual Nominee X _________________ Use Number(s) Only
2.To ratify the selection of Briggs, Bunting & Dougherty, LLP as the Fund's independent auditors. For X Against X Abstain X
3.To approve revisions to the Fund's investment restrictions. For X Against X Abstain X
4.To approve a change in the Fund's Service and Distribution Plan from a reimbursement-type to a compensation-type plan. For X Against X Abstain X
5.To transact any other business that may properly come before the Meeting or any adjournments or postponements thereof. Grant X Withhold X

This proxy must be signed exactly as your name(s) appears hereon. If as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

__________________                                                _______________
Signature                                                                        Date

__________________                                                _______________
Signature                                                                        Date